FSC P1 11/18

SUPPLEMENT DATED NOVEMBER 15, 2018

TO THE PROSPECTUSES DATED

MAY 1, 2018 OF

FRANKLIN SMALL-MID CAP GROWTH VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I. Effective December 31, 2018, the portfolio management team under the “FUND SUMMARIES – Franklin Small-Mid Cap Growth VIP Fund – Portfolio Managers” section beginning on page FSC-S4 is replaced with the following:

Portfolio Managers

John P. Scandalios, CFA   Vice President of Advisers and portfolio manager of the Fund since 2016.

Michael McCarthy, CFA   Executive Vice President of Advisers and Chief Investment Officer of Advisers and portfolio manager of the Fund since 1995.

II. Effective December 31, 2018, the portfolio management team under the “Fund Details – Franklin Small-Mid Cap Growth VIP Fund – Management” section on page FSC-D4 is replaced with the following:

The Fund is managed by a team of dedicated professionals focused on investments of small and mid-cap companies demonstrating accelerating growth, increasing profitability, or above average growth or growth potential as compared with the overall economy. The portfolio managers of the team are as follows:

John P. Scandalios, CFA   Vice President of Advisers

Mr. Scandalios has been a portfolio manager of the Fund since 2016, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1996.

Michael McCarthy, CFA   Executive Vice President and Chief Investment Officer of Advisers

Mr. McCarthy has been a portfolio manager of the Fund since 1995, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1992.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Please keep this supplement with your prospectus for future reference.